                                                                    EXHIBIT 10.6

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH WARRANT IS REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER AND THE RIGHT OF FIRST REFUSAL SET FORTH IN SECTIONS 6 AND 7 OF THIS WARRANT.

Warrant No. _______                                     Number of Shares: ______
                                                         (subject to adjustment)

Date of Issuance: March 00, 2002

                          WORLD ENERGY SOLUTIONS, INC.

                         Common Stock Purchase Warrant

                          (Void after March 00, 2009)

     World Energy Solutions, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that _______________________, or its registered assigns (the "Registered Holder"), is entitled, subject to the terms and conditions set forth below, to purchase, from the Company, at any time or from time to time on or after the earlier of the closing date of the Company's first Equity Financing (as defined below) or the date of the Automatic Series A Conversion (as defined below) and on or before 5:00 p.m. (Boston time) on March 00, 2009, that number of shares of Common Stock, $.0001 par value per share, of the Company (the "Common Stock") equal to the quotient of (A) 40% of the original principal amount of the Promissory Note issued by the Company to the Registered Holder on the date hereof (the "Note") divided by (B) in the case of an Equity Financing, the Equity Financing Purchase Price (as defined below) or
(C) in the case of an Automatic Series A Conversion, the Series A Conversion Price (as defined below), at a per share purchase price equal to the fair market value of a share of Common Stock at the time of the consummation of the Company's first Equity Financing or the date of the Automatic Series A Conversion, as the case may be. Notwithstanding the foregoing, this Warrant will terminate upon the occurrence of a Sale (as defined below) of the Company, provided such Sale occurs prior to the Company's first Equity Financing and Automatic Series A Conversion. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively. Equity Financing means any issuance and sale of convertible preferred stock by the Company on or before January 31, 2003, with (i) immediately available gross proceeds to the Company of at least $2,000,000 and (ii) venture capitalists and other institutional investors investing at least $1,600,000 in such Equity Financing. The Equity Financing Purchase Price means the per share price of the Company's equity securities issued in the Company's first Equity Financing. The Automatic Series A Conversion means, in the event the Company's first Equity Financing does not occur on or before January 31, 2003, the conversion, at the Company's option, of all outstanding principal and accrued interest under the Note into shares of Series A Convertible Preferred Stock of the Company, with terms substantially as set forth on Attachment A hereto, at a conversion price per share based on a pre-money valuation of the Company of $5.8 Million on a fully diluted basis (the "Series A Conversion Price").

     1. Exercise.

          (a) On or after the closing date of the earlier of the Company's First Equity Financing or the date of the Automatic Series A Conversion, this Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by the Registered Holder or by the Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

          (b) The Registered Holder may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by canceling a portion of this Warrant exercisable for such number of Warrant Shares as is determined by dividing (i) the total Purchase Price payable in respect of the number of Warrant Shares being purchased upon such exercise by (ii) the excess of the Fair Market Value per share of Common Stock (as defined below) as of the Exercise Date (as defined in subsection 1(c) below) over the Purchase Price per share. If the Registered Holder wishes to exercise this Warrant pursuant to this method of payment with respect to the maximum number of Warrant Shares purchasable pursuant to this method, then the number of Warrant Shares so purchasable shall be equal to the total number of Warrant Shares, minus the product obtained by multiplying (x) the total number of Warrant Shares by (y) a fraction, the numerator of which shall be the Purchase Price per share and the denominator of which shall be the Fair Market Value per share of Common Stock as of the Exercise Date. The Fair Market Value per share of Common Stock shall be determined as follows:

          (i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Exercise Date (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii)).

          (ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the Registered Holder, the Board of Directors (or a representative thereof) shall promptly notify the Registered Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board of Directors shall make a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made.

          (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the "Exercise Date"). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

          (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

          (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

          (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of (a) the number of such shares purchased by the Registered Holder upon such exercise plus (b) the number of Warrant Shares (if any) covered by the portion of this Warrant cancelled in payment of the Purchase Price payable upon such exercise pursuant to subsection 1(b) above.

     2. Adjustments.

          (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company at any time or from time to time after the Original Issue Date combines the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (b) Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

               (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

               (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

          (c) Adjustment in Number of Warrant Shares. If, on or after the earlier of the closing date of the Company's first Equity Financing or the date of the Automatic Series A Conversion, (the "Equity Financing Date") any adjustment is required to be made in the Purchase Price pursuant to subsections 2(a) or 2(b), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment. No adjustment shall be made to the number of Warrant Shares purchasable upon the exercise of this Warrant if an adjustment to the Purchase Price is required to be made pursuant to subsections 2(a) or 2(b) prior to the Equity Financing Date.

          (d) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time on or after the Equity Financing Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than cash out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Registered Holder would have been entitled to receive had this Warrant been exercised into Common Stock on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

          (e) Adjustment for Mergers or Reorganizations, etc. If, on or after the Equity Financing Date, there shall occur any reorganization, recapitalization, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsections 2(a), 2(b) or 2(d)), then, following any such reorganization, recapitalization, consolidation or merger, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive if, immediately prior to such reorganization, recapitalization, consolidation or merger, the Registered Holder had held the number of shares of Common Stock subject to this Warrant. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

          (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable, if applicable, and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Registered Holder, furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) if applicable, the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

     3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 1(b) above.

     4. Representations of the Registered Holder. The Registered Holder represents and warrants to the Company as follows:

          (a) Investment. The Registered Holder is acquiring the Warrant and the Warrant Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same. The Registered Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. The Registered Holder acknowledges that an investment in the securities acquirable-pursuant to this Warrant is speculative and involves a high degree of risk and that a purchase of such securities should only be made by persons who can afford the entire loss of their investment. The Registered Holder is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Act").

          (b) Authority. The Registered Holder has full power and authority to enter into and to perform this Agreement in accordance with its terms and has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

          (c) Experience. The Registered Holder has made detailed inquiry concerning the Company, its business and its personnel. The officers of the Company have made available to the Registered Holder any and all written information which it has requested and have answered to such Registered Holder's satisfaction all inquiries made by the Registered Holder. The Registered Holder has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in the Company and the Registered Holder is able financially to bear the risks thereof.

     5. Agreement in Connection with Public Offering. The Registered Holder agrees, in connection with any underwritten public offering of securities of the Company pursuant to a registration statement under the Act, (i) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock held by the Registered Holder without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of securities for a period of (A) 180 days from the effective date of such registration statement, in the case of the Company's initial public offering, and (B) 90 days from the effective date of such registration statement, in all other cases and (ii) to execute any agreement reflecting clause (i) above as may be requested by the Company or the managing underwriters at the time of such offering.

     6. Requirements for Transfer.

          (a) This Warrant and the Warrant Shares shall not be sold or transferred unless (i) either (A) they first shall have been registered under Act, or (B) the Company first shall have been furnished with an opinion of Registered Holder's legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act, and (ii) the Registered Holder complies with Section 7 below.

          (b) Notwithstanding the foregoing, compliance with Section 6(a) above shall not be required for (i) a transfer by a Registered Holder which is a corporation to a wholly owned subsidiary of such corporation, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this
Section 6, or (ii) a transfer made in accordance with Rule 144 under the Act.

          (c) Notwithstanding Section 6(a) above, unless the Company is filing financial information with the Securities and Exchange Commission pursuant to the Exchange Act of 1934, as amended, the Company shall have the right to refuse to transfer any portion of this Warrant to any person other than an affiliate of the Registered Holder.

     7. Right of First Refusal. If the Registered Holder proposes to sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively, "transfer") any Warrant Shares, then the Registered Holder shall first give written notice of the proposed transfer (the "Transfer Notice") to the Company. The Transfer Notice shall name the proposed transferee and state the number of such Warrant Shares the Registered Holder proposes to transfer (the "Offered Shares"), the price per share and all other material terms and conditions of the transfer.

          (a) For 30 days following its receipt of such Transfer Notice, the Company shall have the option to purchase all (but not less than all) of the Offered Shares at the price and upon the terms set forth in the Transfer Notice. In the event the Company elects to purchase all of the Offered Shares, it shall give written notice of such election to the Registered Holder within such 30-day period. Within 10 days after his receipt of such notice, the Registered Holder shall tender to the Company at its principal offices the certificate or certificates representing the Offered Shares, duly endorsed in blank by the Registered Holder or with duly endorsed stock powers attached thereto, all in a form suitable for transfer of the Offered Shares to the Company. Promptly following receipt of such certificate or certificates, the Company shall deliver or mail to the Registered Holder a check in payment of the purchase price for the Offered Shares; provided that if the terms of payment set forth in the Transfer Notice were other than cash against delivery, the Company may pay for the Offered Shares on the same terms and conditions as were set forth in the Transfer Notice; and provided further that any delay in making such payment shall not invalidate the Company's exercise of its option to purchase the Offered Shares.

          (b) If the Company does not elect to acquire all of the Offered Shares, the Registered Holder may, within the 30-day period following the expiration of the option granted to the Company under subsection (a) above, transfer the Offered Shares to the proposed transferee, provided that such transfer shall not be on terms and conditions more favorable to the transferee than those contained in the Transfer Notice. Notwithstanding any of the above, all Offered Shares transferred pursuant to this Section 7 shall remain subject to the right of first refusal set forth in this Section 7 and such transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Section 7.

          (c) After the time at which the Offered Shares are required to be delivered to the Company for transfer to the Company pursuant to subsection (b) above, the Company shall not pay any dividend to the Registered Holder on account of such Offered Shares or permit the Registered Holder to exercise any of the privileges or rights of a stockholder with respect to such Offered Shares, but shall, in so far as permitted by law, treat the Company as the owner of such Offered Shares.

          (d) The following transactions shall be exempt from the provisions of this Section 7:

               (i) any transfer pursuant to an effective registration statement filed by the Company under the Act; and

               (ii) the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation).

          (e) The Company may assign its rights to purchase Offered Shares in any particular transaction under this Section 7 to one or more persons or entities.

          (f) The provisions of this Section 7 shall terminate upon the earlier of the following events:

               (i) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement filed by the Company under the Act; or

               (ii) the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, consolidation, sale of assets or otherwise (other than a transaction in which all or substantially all of the individuals and entities who were beneficial owners of the Common Stock immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction). A transaction of the type contemplated by this Section 7(f)(ii) is herein referred to as a "Sale" of the Company.

          (g) The Company shall not be required (a) to transfer on its books any of the Warrant Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Section 7, or (b) to treat as owner of such Warrant Shares or to pay dividends to any transferee to whom any such Warrant Shares shall have been so sold or transferred.

     8. Legends. Each certificate representing Warrant Shares shall bear legends substantially in the following forms:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

     The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

          "The shares represented by this certificate are subject to a right of first refusal in favor of the Company, as provided in a certain Warrant issued by the Company to the Registered Holder."

     9. No Impairment. The Company will not, by amendment of its charter or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     10. Notices of Record Date, etc. In the event:

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice.

     11. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

     12. Exchange of Warrants. Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 6 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

     13. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     14. Transfers, etc.

          (a) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

          (b) Subject to the provisions of Section 6 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.

          (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     15. Mailing of Notices, etc. All notices and other communications from the Company to the Registered Holder shall be mailed by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

     16. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     17. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

     18. Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

     19. Governing Law. This Warrant will be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof).

     EXECUTED as of the Date of Issuance indicated above.

                                        WORLD ENERGY SOLUTIONS, INC.
                                        One Exchange Place
                                        Worcester, MA 01608


                                        By:
                                            ------------------------------------
                                        Title: Chief Executive Officer

                                                                       EXHIBIT I

                                 PURCHASE FORM

TO: __________________________                           Dated: ________________

     The undersigned, pursuant to the provisions set forth in the attached Warrant (No._), hereby irrevocably elects to purchase (check applicable box):

     [ ]  _______ shares of the Common Stock covered by such Warrant; or

     [ ] the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 1(b).

     The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $_____________. Such payment takes the form of (check applicable box or boxes):

     [ ]  $______ in lawful money of the United States; and/or

     [ ] the cancellation of such portion of the attached Warrant as is exercisable for a total of ____________ Warrant Shares (using a Fair Market Value of $_____ per share for purposes of this calculation); and/or

     [ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in
          Section 1(b).


                                        Signature:
                                                   -----------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                                      EXHIBIT II

                                 ASSIGNMENT FORM

          FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No.________) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                        Address                    No. of Shares
----------------                        -------                    -------------



Dated:                                  Signature:
       -----------------------------               -----------------------------

Signature Guaranteed:
                      --------------


By:
   ---------------------------------

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule l7Ad-15 under the Securities Exchange Act of 1934.